UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 21, 2018

SMART & FINAL STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36626	80-0862253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Citadel Drive, Commerce, CA	90040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (323) 869-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 21, 2018, Smart & Final Stores, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the DoubleTree Hotel, 5757 Telegraph Road, Commerce, California 90040.  The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 74,212,842 shares of common stock outstanding on the record date, March 23, 2018.  The common stockholders of the Company voted on four matters at the Annual Meeting, all of which were approved, except proposal 4 where the stockholders approved, on a non-binding advisory basis, an annual frequency of Say-on-Pay votes.

The final voting results from the Annual Meeting as of May 21, 2018, as certified by the inspector of election, were as follows:

(1)                                 A proposal to elect three Class I directors for three-year terms expiring at the 2021 Annual Meeting once their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Norman H. Axelrod	63,814,349	3,937,030	4,613	2,497,548
Dennis T. Gies	63,184,973	4,566,411	4,608	2,497,548
Paul N. Hopkins	64,138,093	3,613,541	4,358	2,497,548

(2)                                 A proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s 2018 fiscal year:

FOR	AGAINST	ABSTAIN
70,127,213	113,071	13,256

(3)                                 A proposal to approve, by non-binding vote, the compensation paid to the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,007,448	7,738,691	9,853	2,497,548

(4)                                 A proposal to recommend, by non-binding vote, the frequency of future advisory votes to approve the compensation paid to the Company’s named executive officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
66,344,166	93,193	1,314,595	4,038

The Company has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL STORES, INC.

Date: May 22, 2018

By:	/s/ Leland P. Smith
Name:	Leland P. Smith
Title:	Senior Vice President and General Counsel